EXHIBIT 16

                                  POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint David J. Mueller, Joseph W. MacDougall, Jr., George M. Boyd and Christopher E. Palmer, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of The Fulcrum Trust and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. This document may be executed in one or more counterparts. Witness our hands on the date(s) set forth below.

SIGNATURE                          TITLE                              DATE
---------                          -----                              ----

/s/ George J. Sullivan, Jr.        Chairman, President and Trustee    February 10, 1999
----------------------------                                          -----------------


----------------------------       Trustee
Thomas N. Dallape                                                     -----------------


----------------------------       Trustee
Gordon Holmes                                                         -----------------


----------------------------       Treasurer
David J. Mueller                   Principal Accounting Officer       -----------------

EXHIBIT 16
                                  POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint David J. Mueller, Joseph W. MacDougall, Jr., George M. Boyd and Christopher E. Palmer, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of The Fulcrum Trust and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. This document may be executed in one or more counterparts. Witness our hands on the date(s) set forth below.

SIGNATURE                          TITLE                              DATE
---------                          -----                              ----


----------------------------       Chairman, President and Trustee    -------------------
George J. Sullivan, Jr.


/s/ Thomas N. Dallape              Trustee                            February 10, 1999
----------------------------                                          -------------------
Thomas N. Dallape

                                   Trustee
----------------------------                                          -------------------
Gordon Holmes

                                   Treasurer,
----------------------------       Principal Accounting Officer       -------------------
David J. Mueller

EXHIBIT 16
                                  POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint David J. Mueller, Joseph W. MacDougall, Jr., George M. Boyd and Christopher E. Palmer, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of The Fulcrum Trust and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. This document may be executed in one or more counterparts. Witness our hands on the date(s) set forth below.

SIGNATURE                          TITLE                              DATE
---------                          -----                              ----


----------------------------       Chairman, President and Trustee    -------------------
George J. Sullivan, Jr.


----------------------------       Trustee
Thomas N. Dallape                                                     -------------------


/s/ Gordon Holmes                  Trustee                            February 10, 1999
----------------------------                                          -------------------
Gordon Holmes

                                   Treasurer,
----------------------------       Principal Accounting Officer       -------------------
David J. Mueller

EXHIBIT 16

                                  POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint David J. Mueller, Joseph W. MacDougall, Jr., George M. Boyd and Christopher E. Palmer, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of The Fulcrum Trust and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. This document may be executed in one or more counterparts. Witness our hands on the date(s) set forth below.

SIGNATURE                          TITLE                              DATE
---------                          -----                              ----



----------------------------       Chairman, President and Trustee    -------------------
George J. Sullivan, Jr.


----------------------------       Trustee
Thomas N. Dallape                                                     -------------------


                                   Trustee
----------------------------                                          -------------------
Gordon Holmes


/s/ David J. Mueller               Treasurer,                         February 10, 1999
----------------------------       Principal Accounting Officer       -------------------
David J. Mueller